================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:  811-21319

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Convertible and High
                                                  Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:  2020 Calamos Court, Naperville,
                                         Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:   James S. Hamman, Jr., Secretary,
                                         Calamos Advisors LLC
                                         2020 Calamos Court
                                         Naperville, Illinois
                                         60563-2787

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (630) 245-7200

DATE OF FISCAL YEAR END:  October 31, 2006

DATE OF REPORTING PERIOD:  November 1, 2004 through April 30, 2006

================================================================================

ITEM 1. REPORTS TO SHAREHOLDERS

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).


                                   [PICTURE]

                               CALAMOS(R) CONVERTIBLE AND HIGH INCOME FUND (CHY)

                                                SEMIANNUAL REPORT APRIL 30, 2006

                                                      [CALAMOS INVESTMENTS LOGO]

                                   [PICTURE]

                          Stay Connected with Calamos

[STAY CONNECTED LOGO]                Visit WWW.CALAMOS.COM
                              for timely fund performance rates,
                                 insightful market commentary,
                             fund news and portfolio information.

GO PAPERLESS!      For your convenience, you can view shareholder
                   communications, annual reports and proxy statements online. Visit www.calamos.com to sign up for e-delivery.

TABLE OF CONTENTS

Letter to Shareholders.............................................   1

Investment Team Interview..........................................   4

Schedule of Investments............................................   8

Statement of Assets and Liabilities................................  32

Statement of Operations............................................  33

Statements of Changes In Net Assets................................  34

Notes to Financial Statements......................................  35

Financial Highlights...............................................  46

Report of Independent Registered Public Accounting Firm............  47

Other Information..................................................  48

About Closed-End Funds.............................................  49

Leverage...........................................................  50

Level Rate Distribution Policy.....................................  51

Automatic Dividend Reinvestment Plan...............................  52

Calamos Closed-End Funds...........................................  53

Letter to Shareholders

[PHOTO OF JOHN P. CALAMOS]

Dear Fellow Shareholders:

Thank you for your investment in CALAMOS CONVERTIBLE AND HIGH INCOME FUND (CHY). I am very pleased to report that for the six-month period ending April 30, 2006, the Fund continued to provide you with a consistent, attractive annualized distribution of 9.13% based on the closing market price of $16.02 at the end of the period.

FUND STRATEGY

The Fund is actively managed and seeks to provide attractive income to shareholders in a category we describe as Enhanced Fixed Income. These strategies utilize all ranges of credit quality and a variety of debt instruments to achieve the Fund's investment objective. In a low-inflation, low-interest rate environment, this strategy seeks to provide higher returns than traditional investment grade debt instruments. As the investment manager of this strategy, we see that three primary risks need to be addressed: changes in credit worthiness, equity market volatility and interest rate risk.

Changes in credit worthiness are managed by analyzing each security through a fundamental analytical process as well as through diversification in the securities held and the industry groups held. The portfolio also seeks to mitigate some of the interest rate exposure by accepting some equity-market exposure in return. This is accomplished by using a combination of both high-yield bonds and convertible bonds. Interest rate risk is managed using a variety of techniques including the use of swaps, a hedging technique that seeks to minimize the impact of short-term interest rate increases, and actively managing the average duration of the portfolio. Duration takes into consideration the cash flows from the securities as well as the time to payment of principal.

The potential advantage to the combination of these securities is that in a rising-interest-rate environment due to strong economic conditions, these securities can offset the higher interest rates. Convertible securities, for example, have an equity component that increases the value of the bond as the

                                             Convertible and High Income Fund
                                      Letter to Shareholders SEMIANNUAL REPORT 1

Letter to Shareholders

underlying stock increases, regardless of what the general trend of interest rates happen to be at the time.

As an investor, you must decide how much of your fixed-income asset allocation should be dedicated to an enhanced fixed-income strategy. We feel we are in a period where this strategy will prove valuable to your fixed-income asset allocation. For example, during the first calendar quarter of 2006, interest rates rose and the investment-grade market, as measured by the Lehman Brothers Aggregate Bond Index,(1) was down -0.65%, whereas the Fund's total return based on the value of the portfolio, net asset value, increased 4.48% for the first three months of 2006. This Fund should be considered the portion of your fixed-income allocation that favors economic growth because the convertible securities participate in the rising equity markets, while the high-yield bonds participate as access to capital improves companies' balance sheets whereby companies experience credit-rating upgrades and the bonds rise in value.

During the semiannual period, the Fund delivered a total of $0.6095 per share in monthly distributions to shareholders, comprised of earned income. In addition, the Fund paid short- and long-term capital gains distributions totaling $0.2139 per share in January, reflecting the capacity for the Fund's holdings to not only generate income, but to also experience capital appreciation.

OUR HISTORY OF INNOVATION

CALAMOS INVESTMENTS has a history of producing innovative closed-end fund vehicles that offer a dynamic approach to asset allocation. For example, we were one of the first firms to introduce closed-end fund investors to the merits of combining convertible securities with other securities such as stocks and corporate bonds, aiming to provide total return with current income in a risk-managed framework.

Calamos is dedicated to superior investment performance. The Fund is an example of the way we have created new strategies based on our core expertise to help you achieve and benefit from greater portfolio diversification. This is a recognized way to try to reduce some of the risk that comes with investing.

At CALAMOS INVESTMENTS, we regard ourselves first and foremost as risk managers. The surest way of building wealth is protecting principal. We believe that by combining convertible- and- corporate fixed-income securities that provide significant income as well as exposure to the equity market's upside potential, we can offer our shareholders the potential for long-term wealth creation in a manner

   Convertible and High Income Fund
2  SEMIANNUAL REPORT  Letter to Shareholders

                                                          Letter to Shareholders

consistent with our focus on risk management. Talk to your financial advisor about other Calamos strategies that may fit your investment objectives.

THE CONVENIENCE OF REINVESTMENT

Take advantage of the convenience of accumulating more shares of the Fund through the dividend reinvestment plan, an efficient method for purchasing additional shares with a potential for cost savings. For example, if the Fund's shares are trading at a premium, dividends will be automatically reinvested through the plan at NAV or 95% of the market price, whichever is greater; if shares are trading at a discount, dividends will be reinvested by purchasing shares at the market price, below NAV. For additional information about the plan, please contact the Plan Agent, The Bank of New York, at 800-432-8224 or visit us on the web at www.calamos.com/chy.aspx.

STAY CONNECTED WITH CALAMOS

I welcome the opportunity to address shareholders in these reports but urge you to stay connected with Calamos via our website www.calamos.com where you will find timely portfolio details, our outlook and special reports.

THANK YOU

Thank you for the confidence you have placed in our team, investment process and the Calamos Closed-End Funds. We will do our utmost to continue to earn your trust and look forward to serving your long-term investment plan.

Sincerely,

/s/ John P. Calamos

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

(1) Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index's total return consists of price appreciation/depreciation plus income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.
Source: Russell/Mellon Analytical Services LLC.

This report is presented for informational purposes and should not be considered investment advice.
                                             Convertible and High Income Fund
                                     Letter to Shareholders SEMIANNUAL REPORT  3

Investment Team Interview

WITH THE CALAMOS INVESTMENT TEAM LED BY CO-CHIEF INVESTMENT OFFICERS, JOHN P. CALAMOS, SR. AND NICK P. CALAMOS

HOW DOES THE FUND FIT IN AN INVESTOR'S OVERALL ASSET ALLOCATION?

The Fund offers investors an enhanced fixed-income strategy focused on delivering an attractive income stream with the potential for capital gains. The types of bonds that the Fund holds (high-yield corporate and convertible securities) have different characteristics than traditional bonds, providing an attractive complement to a standard fixed-income allocation. The Fund is designed to perform well in a period marked by economic expansion and rising interest rates, whereas traditional high-quality bonds tend to perform poorly in a rising interest rate environment. (Such a distinction was made especially clear during the first calendar quarter of 2006, when traditional bonds endured negative returns, while equity-sensitive high-yield and convertible bonds enjoyed gains.) It is also worth noting that since the Fund's holdings have different sensitivities than traditional bonds, the Fund can further diversify the income-focused portion of an investor's asset allocation.

FUND ASSET ALLOCATION AS OF APRIL 30, 2006

[PIE CHART]

CONVERTIBLE SECURITIES        40.3%
HIGH YIELD/CORPORATE BONDS    58.5%
SHORT-TERM INVESTMENTS         1.2%

Fund asset allocations are based on total investments (excluding security lending collateral) and may vary over time.

HOW DID THE FUND PERFORM OVER THE REPORTING PERIOD?

The Fund performed well: Its underlying portfolio (as represented by net asset value or NAV) returned 7.88% during the six-month period, and the Fund's market price returned 8.85% during the same period.

TOTAL RETURN* AS OF APRIL 30, 2006

COMMON SHARES -- INCEPTION 5/28/03   6 MONTHS    1 YEAR         SINCE INCEPTION**
----------------------------------   --------    ------         -----------------
On Share Price                        8.85%      15.97%               12.03%
On NAV                                7.88       14.52                12.68

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. You can purchase or sell common shares daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations.

*Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of income and capital gains distributions.

**Annualized since inception.

   Convertible and High Income Fund
4  SEMIANNUAL REPORT Investment Team Interview

                                                       Investment Team Interview

INTEREST RATES CONTINUED TO MOVE HIGHER OVER THE PERIOD, WITH THE FEDERAL FUNDS RATE MOVING FROM 4.00% AT THE BEGINNING OF THE PERIOD TO 4.75% AT THE END OF APRIL 2006. HOW DID THIS RISING RATE ENVIRONMENT IMPACT THE PORTFOLIO?

Rising short-term interest rates have had little impact on the Fund's cost of leverage. Many closed-end funds leverage the portfolio by borrowing funds at very short-term rates. As short-term interest rates rise, this increases the cost of leverage and can impact the yield and total return of the portfolio. While the Fund does employ leverage, the cost of leverage was locked in for longer periods at an earlier point in the interest rate cycle, when rates were lower. As of the end of April 2006, 93% of the leverage for CHY was locked in longer-term rates and not susceptible to rising short-term interest rates. By locking in the cost of leverage longer term, the portfolio is not significantly affected by rising short-term interest rates.

Long-term interest rates also rose over the period, with the yield on the 10-year Treasury moving from 4.57% at the beginning of the period to 5.07% at the end of April 2006. Rising long-term interest rates tend to negatively affect traditional high-quality fixed-income securities. As noted above, this portfolio combines high-yield corporate bonds and convertible bonds that tend to be more economically sensitive and much less interest-rate sensitive. This is shown by the positive performance delivered over the period as the portfolio benefited from continued economic expansion and a rising equity market.

TEN YEAR TREASURY AS OF APRIL 30, 2006

[LINE GRAPH]

31 Oct'05                4.57%
   Nov'05                4.49%
   Dec'05                4.39%
   Jan'06                4.53%
   Feb'06                4.55%
   Mar'06                4.86%
   Apr'06                5.07%

Furthermore, the portfolio continues to provide an attractive yield for shareholders: CHY's monthly distribution equated to a 9.13% annualized distribution rate based on the market price as of April 30, 2006.

                                            Convertible and High Income Fund
                                  Investment Team Interview SEMIANNUAL REPORT  5

Investment Team Interview

HOW DID THE FUND BENEFIT FROM POSITIONING DURING THE REPORTING PERIOD?

On a sector basis, the Fund benefited significantly from our selection of holdings within the Financials, Information Technology, Industrials and Energy sectors. The portfolio also benefited from our focus on more equity-sensitive convertible securities, which performed well, reflecting the positive returns in their underlying equities.

The portfolio has also increased the use of synthetic convertible securities, which has benefited the performance Synthetic convertible securities are created by combining a traditional fixed-income bond with a call option. Through the use of these securities, the portfolio team can effectively manage the credit risk, interest-rate sensitivity, and equity sensitivity of the portfolio. Synthetic securities provide an additional tool for the investment team in constructing the portfolio and managing the overall risk/reward.

SECTOR ALLOCATION
-----------------
Consumer Discretionary                                        20.6%
Financials                                                    16.3
Industrials                                                   13.4
Energy                                                        11.3
Information Technology                                         8.9
Consumer Staples                                               8.1
Health Care                                                    7.7
Materials                                                      7.4
Utilities                                                      4.6
Telecommunication Services                                     1.7

Sector allocations are based on total investments (excluding security lending collateral and short-term investments) and may vary over time.

HOW DID THE FUND'S POSITIONING HURT PERFORMANCE OVER THE PERIOD?

While securities within each sector contributed to positive returns, issues within Materials, Health Care, Consumer Staples and Utilities lagged other sectors for the period. In addition, the investment team's focus on issues with solid credits and relatively strong balance sheets was not especially rewarded over the period, as many of the lowest-quality distressed credits performed well over the period. While avoiding distressed issues detracted from returns on a relative basis for this six-month period, we believe that over a full market cycle our rigorous credit research will provide clients with a portfolio with an attractive risk/reward profile.

DO YOU ANTICIPATE MAKING ANY CHANGES WITHIN THE PORTFOLIO GOING FORWARD?

The portfolio continues to be actively managed to take advantage of opportunities in the marketplace. Through extensive fundamental analysis, we are focusing on

   Convertible and High Income Fund
6  SEMIANNUAL REPORT Investment Team Interview

                                                       Investment Team Interview

issues that have stable growth prospects and solid balance sheets, which can benefit from the current economic backdrop. For example, during a slow-but-stable growth phase of the economy, larger companies tend to outperform, as do sectors such as Consumer Staples.

We also may continue to make use of synthetic convertible securities, as they allow the investment team the flexibility to control credit risk, interest-rate sensitivity and equity sensitivity. We continue to believe that the convertible market is attractively valued. Valuations within the convertible market had declined toward the end of 2004 and into 2005 due to selling pressure from hedge funds employing convertible arbitrage strategies. Valuations remain attractive within the convertible bond market, and the portfolio is positioned with the potential to take advantage of an improving convertible bond market. While current convertible valuations remain attractive, should valuations improve, the allocation to convertible securities would likely be reduced. We will continue to make use of our fundamental research as we look for securities with stable growth prospects, solid balance sheets and good risk/reward profiles.

WHAT IS YOUR MARKET OUTLOOK AND HOW IS THE PORTFOLIO POSITIONED TO TAKE ADVANTAGE OF THIS ENVIRONMENT?

We believe the economy is in the mid-cycle growth phase characterized by:

-     Positive but slowing gross domestic product growth

-     Corporate earnings that are strong, albeit slowing

-     High household net worth and wage growth

- Strong corporate balance sheets that support increased capital expenditures

We believe the portfolio will continue to perform well in this environment. The equity-sensitive nature of high-yield and convertible bonds can benefit from a positive environment for equity securities. Another positive factor for equity-sensitive holdings may materialize should the Fed complete this cycle of raising interest rates. In the past, this has triggered renewed excitement for stocks and the Fund -- unlike traditional fixed-income holdings -- has the potential to significantly benefit from such enthusiasm.

                                             Convertible and High Income Fund
                                  Investment Team Interview SEMIANNUAL REPORT  7

Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                                                      VALUE
-----------                                                                              --------------
CORPORATE BONDS (82.4%)
                  CONSUMER DISCRETIONARY (19.7%)
$ 2,738,000       Asbury Automotive Group, Inc.
                  9.000%, 06/15/12                                                       $    2,840,675
  9,126,000       Beazer Homes USA, Inc.
                  8.375%, 04/15/12                                                            9,548,077
  4,563,000       Broder Bros. Co.
                  11.250%, 10/15/10                                                           4,483,147
  4,563,000       DEX Media, Inc.@
                  8.000%, 11/15/13                                                            4,705,594
  1,597,000       DIRECTV Financing Company, Inc.
                  8.375%, 03/15/13                                                            1,714,779
  5,750,000       EchoStar Communications Corp.*
                  7.125%, 02/01/16                                                            5,642,187
  1,711,000       EchoStar DBS Corp.
                  6.625%, 10/01/14                                                            1,653,254
 11,053,000 GBP   EMI Group, PLC
                  9.750%, 05/20/08                                                           21,691,558
    730,000       General Motors Corp.
                  7.125%, 07/15/13                                                              552,975
                  Goodyear Tire & Rubber Company
  6,388,000       7.857%, 08/15/11@                                                           6,324,120
  4,563,000       7.000%, 03/15/28                                                            3,924,180
  6,183,000       GSC Holdings Corp.*@
                  8.000%, 10/01/12                                                            6,221,644
  8,487,000       Hasbro, Inc.
                  6.600%, 07/15/28                                                            7,930,083
  5,750,000       Houghton Mifflin Company@
                  9.875%, 02/01/13                                                            6,181,250
    867,000       Hovnanian Enterprises, Inc.
                  7.750%, 05/15/13                                                              863,749
  3,651,000       IMAX Corp.
                  9.625%, 12/01/10                                                            3,915,697
  4,563,000       Interpublic Group of Companies, Inc.
                  7.250%, 08/15/11                                                            4,254,997
  4,563,000       Intrawest Corp.
                  7.500%, 10/15/13                                                            4,642,852
                  J.C. Penney Company, Inc.
  1,825,000       9.000%, 08/01/12                                                            2,096,867
  1,369,000       7.650%, 08/15/16                                                            1,495,750
  4,107,000       Jarden Corp.@
                  9.750%, 05/01/12                                                            4,291,815

   Convertible and High Income Fund
8  SEMIANNUAL REPORT Schedule of Investments

               See accompanying Notes to Schedule of Investments.

                                                         Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

PRINCIPAL
  AMOUNT                                                                                     VALUE
-----------                                                                              --------------
$ 2,930,000       Kellwood Company
                  7.625%, 10/15/17                                                       $     2,713,186
  4,563,000       Landry's Restaurants, Inc.@
                  7.500%, 12/15/14                                                             4,403,295
  6,388,000       Linens `n Things, Inc.*@++
                  10.702%, 01/15/14                                                            6,499,790
  3,582,000       Mandalay Resort Group@
                  7.625%, 07/15/13                                                             3,653,640
  1,369,000       NCL Holding, ASA
                  10.625%, 07/15/14                                                            1,389,535
 10,795,000       Oxford Industries, Inc.
                  8.875%, 06/01/11                                                            11,199,812
    867,000       Phillips-Van Heusen Corp.
                  8.125%, 05/01/13                                                               916,853
    913,000       Pinnacle Entertainment, Inc.
                  8.250%, 03/15/12                                                               958,650
  2,738,000       Rent-A-Center, Inc.
                  7.500%, 05/01/10                                                             2,741,423
  3,422,000 CAD   Rogers Cable, Inc.
                  7.250%, 12/15/11                                                             3,232,391
  4,107,000 CAD   Rogers Wireless, Inc.
                  7.625%, 12/15/11                                                             3,921,312
 10,860,000       Royal Caribbean Cruises, Ltd.@
                  7.500%, 10/15/27                                                            11,141,328
  4,563,000       Russell Corp.@
                  9.250%, 05/01/10                                                             4,791,150
  7,849,000       Vail Resorts, Inc.
                  6.750%, 02/15/14                                                             7,623,341
  6,388,000       Warnaco Group, Inc.@
                  8.875%, 06/15/13                                                             6,755,310
                  Warner Music Group
  1,825,000 GBP   8.125%, 04/15/14                                                             3,469,417
  1,825,000       7.375%, 04/15/14@                                                            1,806,750
                  WCI Communities, Inc.@
  5,932,000       7.875%, 10/01/13                                                             5,679,890
  2,738,000       6.625%, 03/15/15                                                             2,402,595
    456,000       William Lyon Homes, Inc.
                  10.750%, 04/01/13                                                              458,280
    821,000       Wynn Las Vegas, LLC@
                  6.625%, 12/01/14                                                               802,528
                                                                                         ---------------
                                                                                             191,535,726
                                                                                         ---------------

                                              Convertible and High Income Fund
                                    Schedule of Investments SEMIANNUAL REPORT  9

               See accompanying Notes to Schedule of Investments.

Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

  PRINCIPAL
    AMOUNT                                                                                   VALUE
--------------                                                                           --------------
                  CONSUMER STAPLES (7.5%)
$  1,825,000      Central Garden & Pet Company
                  9.125%, 02/01/13                                                       $   1,948,188
   5,019,000      Chattem, Inc.
                  7.000%, 03/01/14                                                           5,044,095
   4,107,000      Chiquita Brands International, Inc.
                  7.500%, 11/01/14                                                           3,573,090
   5,161,000      Del Monte Foods Company
                  8.625%, 12/15/12                                                           5,444,855
                  Dole Food Company, Inc.
   5,287,000      8.875%, 03/15/11                                                           5,181,260
   4,070,000      8.625%, 05/01/09                                                           4,039,475
   2,062,000      Gold Kist, Inc.@
                  10.250%, 03/15/14                                                          2,190,875
  12,321,000      Jean Coutu Group, Inc.@
                  8.500%, 08/01/14                                                          11,612,542
   4,107,000      NBTY, Inc.*
                  7.125%, 10/01/15                                                           3,901,650
   3,651,000      Pinnacle Foods Holding@
                  8.250%, 12/01/13                                                           3,678,382
   5,841,000      Playtex Products, Inc.
                  8.000%, 03/01/11                                                           6,191,460
   5,932,000      R.J. Reynolds Tobacco Holdings, Inc.
                  7.300%, 07/15/15                                                           6,050,640
   5,019,000      Revlon, Inc.@
                  9.500%, 04/01/11                                                           4,943,715
   1,825,000      Smithfield Foods, Inc.
                  7.750%, 05/15/13                                                           1,847,813
   4,700,000      Spectrum Brands, Inc.@
                  8.500%, 10/01/13                                                           4,171,250
   2,784,000      WH Intermediate Holdings, Ltd.
                  9.500%, 04/01/11                                                           2,992,800
                                                                                         -------------
                                                                                            72,812,090
                                                                                         -------------
                  ENERGY (10.2%)
   8,214,000      Arch Western Finance, LLC@
                  6.750%, 07/01/13                                                           8,172,930
                  Chesapeake Energy Corp.@
   3,651,000      6.875%, 01/15/16                                                           3,614,490
   1,825,000      7.750%, 01/15/15                                                           1,893,438
   3,605,000      Comstock Resources, Inc.
                  6.875%, 03/01/12                                                           3,541,912

    Convertible and High Income Fund
10  SEMIANNUAL REPORT Schedule of Investments

               See accompanying Notes to Schedule of Investments.

                                                         Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

   PRINCIPAL
     AMOUNT                                                                                  VALUE
----------------                                                                         ---------------
$        821,000    Energy Partners, Ltd.
                    8.750%, 08/01/10                                                     $       843,578
       4,563,000    Forest Oil Corp.@
                    8.000%, 12/15/11                                                           4,876,706
                    Giant Industries, Inc.
       5,476,000    8.000%, 05/15/14                                                           5,653,970
       1,825,000    11.000%, 05/15/12                                                          2,012,063
      10,358,000    Houston Exploration Company
                    7.000%, 06/15/13                                                          10,150,840
       6,297,000    KCS Energy, Inc.
                    7.125%, 04/01/12                                                           6,375,712
       2,496,000    Lone Star Technologies, Inc.
                    9.000%, 06/01/11                                                           2,614,560
       4,221,000    Paramount Resources, Ltd.
                    8.500%, 01/31/13                                                           4,410,945
                    Petroleo Brasileiro, SA@
       6,845,000    8.375%, 12/10/18                                                           7,700,625
       4,563,000    9.125%, 07/02/13                                                           5,304,487
      15,971,000    Premcor Refining Group, Inc.
                    7.500%, 06/15/15                                                          16,799,544
       2,738,000    Swift Energy Company@
                    7.625%, 07/15/11                                                           2,758,535
       5,932,000    Whiting Petroleum Corp.
                    7.250%, 05/01/12                                                           5,961,660
       6,343,000    Williams Companies, Inc.@
                    7.750%, 06/15/31                                                           6,652,221
                                                                                         ---------------
                                                                                              99,338,216
                                                                                         ---------------
                    FINANCIALS (4.8%)
                    E*TRADE Financial Corporation
       6,936,000    7.375%, 09/15/13                                                           7,092,060
       4,928,000    7.875%, 12/01/15                                                           5,199,040
       1,278,000    8.000%, 06/15/11                                                           1,325,925
                    Host Marriott Corp.@
      10,039,000    7.125%, 11/01/13                                                          10,239,780
       1,917,000    9.250%, 10/01/07                                                           2,003,265
      10,952,000    Leucadia National Corp.
                    7.000%, 08/15/13                                                          10,924,620
         867,000    Omega Healthcare Investors, Inc.
                    7.000%, 04/01/14                                                             853,995

                                            Convertible and High Income Fund
                                   Schedule of Investments SEMIANNUAL REPORT  11

               See accompanying Notes to Schedule of Investments.

Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

   PRINCIPAL
    AMOUNT                                                                                    VALUE
----------------                                                                         ---------------
                    Senior Housing Properties Trust
$      4,563,000    8.625%, 01/15/12                                                     $     5,019,300
       3,224,000    7.875%, 04/15/15                                                           3,352,960
                                                                                         ---------------
                                                                                              46,010,945
                                                                                         ---------------
                    HEALTH CARE (6.4%)
      14,853,000    Ameripath, Inc.@
                    10.500%, 04/01/13                                                         15,855,578
       3,222,000    Angiotech Pharmaceuticals, Inc.*@
                    7.750%, 04/01/14                                                           3,254,220
      13,324,000    Bausch & Lomb, Inc.
                    7.125%, 08/01/28                                                          12,792,066
       1,825,000    Bio-Rad Laboratories, Inc.
                    7.500%, 08/15/13                                                           1,879,750
       2,053,000    Biovail Corp.@
                    7.875%, 04/01/10                                                           2,083,795
         821,000    DaVita, Inc.
                    7.250%, 03/15/15                                                             825,105
         639,000    Omnicare, Inc.@
                    6.875%, 12/15/15                                                             635,006
       3,970,000    Psychiatric Solutions, Inc.
                    7.750%, 07/15/15                                                           4,089,100
       9,218,000    Tenet Healthcare Corp.*@
                    9.250%, 02/01/15                                                           9,425,405
       4,883,000    Valeant Pharmaceuticals International
                    7.000%, 12/15/11                                                           4,858,585
       6,388,000    Vanguard Health Systems, Inc.@
                    9.000%, 10/01/14                                                           6,627,550
                                                                                         ---------------
                                                                                              62,326,160
                                                                                         ---------------
                    INDUSTRIALS (11.7%)
       2,510,000    Accuride Corp.
                    8.500%, 02/01/15                                                           2,491,175
       5,476,000    American Airlines, Inc.
                    7.250%, 02/05/09                                                           5,517,070
       2,282,000    Armor Holdings, Inc.@
                    8.250%, 08/15/13                                                           2,447,445
                    BE Aerospace, Inc.
       2,738,000    8.875%, 05/01/11@                                                          2,874,900
       1,825,000    8.500%, 10/01/10                                                           1,957,312
      14,602,000    CNH Global, NV
                    9.250%, 08/01/11                                                          15,587,635

     Convertible and High Income Fund
12  SEMIANNUAL REPORT Schedule of Investments

               See accompanying Notes to Schedule of Investments.

                                                         Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

   PRINCIPAL
     AMOUNT                                                                                   VALUE
----------------                                                                         ---------------
$      1,369,000    Columbus McKinnon Corp.@
                    8.875%, 11/01/13                                                     $     1,437,450
      15,058,000    Esterline Technologies Corp.@
                    7.750%, 06/15/13                                                          15,547,385
       3,194,000    Gardner Denver, Inc.
                    8.000%, 05/01/13                                                           3,369,670
       1,369,000    GATX Corp.
                    8.875%, 06/01/09                                                           1,477,287
       5,357,000    General Cable Corp.@
                    9.500%, 11/15/10                                                           5,812,345
       3,194,000    Greenbrier Companies, Inc.
                    8.375%, 05/15/15                                                           3,357,692
         821,000    Hexcel Corporation
                    6.750%, 02/01/15                                                             810,738
         593,000    Interline Brands, Inc.
                    11.500%, 05/15/11                                                            661,195
                    JLG Industries, Inc.
       6,936,000    8.250%, 05/01/08                                                           7,317,480
       3,194,000    8.375%, 06/15/12@                                                          3,401,610
       3,966,000    Manitowoc Company, Inc.
                    10.500%, 08/01/12                                                          4,342,770
       7,709,000    Mobile Mini, Inc.
                    9.500%, 07/01/13                                                           8,441,355
       4,563,000    Monitronics International, Inc.@
                    11.750%, 09/01/10                                                          4,551,592
       2,190,000    Orbital Sciences Corp.
                    9.000%, 07/15/11                                                           2,348,775
                    Sequa Corp.
       6,388,000    8.875%, 04/01/08                                                           6,691,430
       1,825,000    9.000%, 08/01/09                                                           1,971,000
                    Terex Corp.
       2,510,000    9.250%, 07/15/11@                                                          2,685,700
       1,729,000    7.375%, 01/15/14                                                           1,759,258
       2,053,000    Trinity Industries, Inc.
                    6.500%, 03/15/14                                                           1,986,277
       1,825,000    Wesco Distribution, Inc.*
                    7.500%, 10/15/17                                                           1,870,625
                    Williams Scotsman International, Inc.
       1,825,000    8.500%, 10/01/15                                                           1,884,313
         456,000    8.500%, 10/01/15*                                                            470,820
                                                                                         ---------------
                                                                                             113,072,304
                                                                                         ---------------

                                             Convertible and High Income Fund
                                   Schedule of Investments SEMIANNUAL REPORT  13

               See accompanying Notes to Schedule of Investments.

Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                                                     VALUE
-----------                                                                              ---------------
                    INFORMATION TECHNOLOGY (6.7%)
$ 5,908,000         Advanced Micro Devices, Inc.
                    7.750%, 11/01/12                                                     $    6,203,400
  2,501,000         Arrow Electronics, Inc.
                    6.875%, 06/01/18                                                          2,517,119
    821,000         Avago Technologies*@
                    11.875%, 12/01/15                                                           907,205
                    Celestica, Inc.@
  7,757,000         7.625%, 07/01/13                                                          7,795,785
  3,651,000         7.875%, 07/01/11                                                          3,733,148
  1,825,000         Flextronics International, Ltd.@
                    6.500%, 05/15/13                                                          1,806,750
  4,563,000         Freescale Semiconductor, Inc.
                    7.125%, 07/15/14                                                          4,699,890
  1,825,000 GBP     Iron Mountain, Inc.*
                    7.250%, 04/15/14                                                          3,303,018
    388,000         Sanmina-SCI Corporation
                    8.125%, 03/01/16                                                            395,760
  7,849,000         SunGard Data Systems, Inc.*@
                    9.125%, 08/15/13                                                          8,418,053
  6,388,000         Telcordia Technologies*
                    10.000%, 03/15/13                                                         5,876,960
 18,709,000         Xerox Corp.
                    7.625%, 06/15/13                                                         19,410,587
                                                                                         ---------------
                                                                                             65,067,675
                                                                                         ---------------
                    MATERIALS (9.3%)
                    Aleris International, Inc.
  4,746,000         10.375%, 10/15/10                                                         5,232,465
  3,520,000         9.000%, 11/15/14@                                                         3,696,000
  4,563,000         Ball Corp.@
                    6.875%, 12/15/12                                                          4,631,445
    913,000         Crown Holdings, Inc.*
                    7.750%, 11/15/15                                                            942,673
 17,358,000         Equistar Chemicals, LP@
                    10.625%, 05/01/11                                                        19,007,010
 11,727,000         Freeport-McMoRan Copper & Gold, Inc.
                    10.125%, 02/01/10                                                        12,635,842
    821,000         Gibraltar Industries, Inc.*
                    8.000%, 12/01/15                                                            839,473
                    Ineos Group Holdings, PLC*
  5,476,000 EUR     7.875%, 02/15/16                                                          6,649,454
    913,000         8.500%, 02/15/16@                                                           871,915

    Convertible and High Income Fund
14  SEMIANNUAL REPORT Schedule of Investments

               See accompanying Notes to Schedule of Investments.

                                                         Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

   PRINCIPAL
     AMOUNT                                                                                   VALUE
----------------                                                                         ---------------
$      5,476,000    IPSCO, Inc.
                    8.750%, 06/01/13                                                     $     5,968,840
       8,214,000    Neenah Paper, Inc.@
                    7.375%, 11/15/14                                                           7,721,160
       1,369,000    P.H. Glatfetler Company*
                    7.125%, 05/01/16                                                           1,369,000
       2,738,000    Polyone Corp.@
                    10.625%, 05/15/10                                                          2,970,730
       4,563,000    Sealed Air Corp.*
                    6.875%, 07/15/33                                                           4,496,138
       1,825,000    Texas Industries, Inc.
                    7.250%, 07/15/13                                                           1,879,750
                    Union Carbide Corp.
       4,426,000    7.875%, 04/01/23                                                           4,681,553
       2,966,000    7.500%, 06/01/25                                                           3,101,944
       3,377,000    Westlake Chemical Corporation
                    6.625%, 01/15/16                                                           3,267,247
                                                                                         ---------------
                                                                                              89,962,639
                                                                                         ---------------
                    TELECOMMUNICATION SERVICES (2.1%)
       5,476,000    AT&T Corp.
                    9.750%, 11/15/31                                                           6,508,182
         639,000    Citizens Communications Company
                    9.000%, 08/15/31                                                             688,523
       6,388,000    Sprint Nextel Corporation
                    7.375%, 08/01/15                                                           6,673,691
       2,510,000    Stratos Global Corp.*@
                    9.875%, 02/15/13                                                           2,531,962
       4,107,000    Syniverse Technologies, Inc.
                    7.750%, 08/15/13                                                           4,117,267
                                                                                         ---------------
                                                                                              20,519,625
                                                                                         ---------------
                    UTILITIES (4.0%)
       4,563,000    Centerpoint Energy, Inc.@
                    6.850%, 06/01/15                                                           4,742,499
                    Edison International
       5,476,000    9.875%, 04/15/11@                                                          6,201,570
       3,651,000    10.000%, 08/15/08                                                          3,947,644
         913,000    NRG Energy, Inc.@
                    7.375%, 02/01/16                                                             923,271
       4,563,000    Public Service Enterprise Group, Inc.
                    8.625%, 02/15/08                                                           4,756,928

                                           Convertible and High Income Fund
                                   Schedule of Investments SEMIANNUAL REPORT  15

               See accompanying Notes to Schedule of Investments.

Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                                                     VALUE
-----------                                                                              ---------------
$11,499,000         Teco Energy, Inc.
                    7.500%, 06/15/10                                                     $    12,102,697
  6,388,000         TXU Corp.@
                    6.500%, 11/15/24                                                           5,847,844
                                                                                         ---------------
                                                                                              38,522,453
                                                                                         ---------------
                    TOTAL CORPORATE BONDS
                    (Cost $782,682,824)                                                      799,167,833
                                                                                         ===============
CONVERTIBLE BONDS (19.5%)
                    CONSUMER DISCRETIONARY (3.7%)
  6,500,000         Lamar Advertising Company@
                    2.875%, 12/31/10                                                           7,726,875
  7,800,000         Liberty Media Corporation (Motorola, Inc.) [ ]
                    3.500%, 01/15/31                                                           7,809,750
                    Liberty Media Corporation (Sprint Corporation PCS) [ ]
  4,142,000         3.750%, 02/15/30                                                           2,360,940
  1,974,000         4.000%, 11/15/29                                                           1,233,750
  3,750,000 GBP     Punch Taverns Redwood Jersey Co. Ltd.
                    5.000%, 12/14/10                                                           7,328,098
  9,000,000         Walt Disney Company@
                    2.125%, 04/15/23                                                           9,607,500
                                                                                         ---------------
                                                                                              36,066,913
                                                                                         ---------------
                    ENERGY (1.3%)
  9,000,000         Helix Energy Solutions Group*
                    3.250%, 12/15/25                                                          13,016,250
                                                                                         ---------------
                    FINANCIALS (1.0%)
  6,000,000         Deutsche Bank Luxembourg S.A. (USA Interactive)*++[ ]
                    4.880%, 05/01/12                                                           7,170,000
  2,500,000         Travelers Property Casualty Corp.
                    4.500%, 04/15/32                                                           2,466,000
                                                                                         ---------------
                                                                                               9,636,000
                                                                                         ---------------
                    HEALTH CARE (2.6%)
 10,500,000         Emdeon Corp.*
                    3.125%, 09/01/25                                                          10,263,750
  6,500,000         Invitrogen Corp.*
                    3.250%, 06/15/25                                                           6,166,875
  8,000,000         Wyeth++
                    4.239%, 01/15/24                                                           8,516,800
                                                                                         ---------------
                                                                                              24,947,425
                                                                                         ---------------

    Convertible and High Income Fund
16  SEMIANNUAL REPORT Schedule of Investments

               See accompanying Notes to Schedule of Investments.

                                                         Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                                                     VALUE
-----------                                                                              ---------------
                    INDUSTRIALS (4.7%)
$ 8,000,000         Allied Waste Industries, Inc.@
                    4.250%, 04/15/34                                                     $     7,860,000
 11,500,000         GATX Corp.
                    4.499%, 02/01/07                                                          16,315,625
  6,400,000         Lockheed Martin Corp.@++
                    7.200%, 08/15/33                                                           7,450,240
  3,500,000         Quanta Services, Inc.
                    4.500%, 10/01/23                                                           5,508,125
 13,000,000         Roper Industries, Inc.++
                    1.481%, 01/15/34                                                           8,092,500
                                                                                         ---------------
                                                                                              45,226,490
                                                                                         ---------------
                    INFORMATION TECHNOLOGY (4.6%)
  1,000,000         Conexant Systems, Inc.*@
                    4.000%, 03/01/26                                                           1,047,500
  4,000,000         CSG Systems International, Inc.
                    2.500%, 06/15/24                                                           4,260,000
  5,500,000         DST Systems, Inc.
                    4.125%, 08/15/23                                                           7,486,875
  6,750,000         Electronic Data Systems Corp.
                    3.875%, 07/15/23                                                           7,045,312
  6,000,000         Mentor Graphics Corp.*@
                    6.250%, 03/01/26                                                           6,615,000
  3,000,000         Openwave Systems, Inc.@
                    2.750%, 09/09/08                                                           3,547,500
 14,000,000         Vishay Intertechnology, Inc.
                    3.625%, 08/01/23                                                          14,525,000
                                                                                         ---------------
                                                                                              44,527,187
                                                                                         ---------------
                    UTILITIES (1.6%)
  6,500,000         CenterPoint Energy, Inc.@
                    3.750%, 05/15/23                                                           7,255,625
  3,500,000 GBP     Scottish and Southern Energy, PLC
                    3.750%, 10/29/09                                                           8,214,641
                                                                                         ---------------
                                                                                              15,470,266
                                                                                         ---------------
                    TOTAL CONVERTIBLE BONDS
                    (Cost $173,748,485)                                                      188,890,531
                                                                                         ===============

                                           Convertible and High Income Fund
                                   Schedule of Investments SEMIANNUAL REPORT  17

               See accompanying Notes to Schedule of Investments.

Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

   PRINCIPAL
     AMOUNT                                                                                   VALUE
----------------                                                                         ---------------
SYNTHETIC CONVERTIBLE SECURITIES (9.3%)
CORPORATE BONDS (7.9%)
                    CONSUMER DISCRETIONARY (1.9%)
$   262,000         Asbury Automotive Group, Inc.
                    9.000%, 06/15/12                                                     $       271,825
    874,000         Beazer Homes USA, Inc.
                    8.375%, 04/15/12                                                             914,422
    437,000         Broder Bros. Co.
                    11.250%, 10/15/10                                                            429,352
    437,000         DEX Media, Inc.@
                    8.000%, 11/15/13                                                             450,656
    153,000         DIRECTV Financing Company, Inc.
                    8.375%, 03/15/13                                                             164,284
    550,000         EchoStar Communications Corp.*
                    7.125%, 02/01/16                                                             539,687
    164,000         EchoStar DBS Corp.
                    6.625%, 10/01/14                                                             158,465
  1,058,000 GBP     EMI Group, PLC
                    9.750%, 05/20/08                                                           2,076,329
     70,000         General Motors Corp.
                    7.125%, 07/15/13                                                              53,025

                    Goodyear Tire & Rubber Company
    612,000         7.857%, 08/15/11@                                                            605,880
    437,000         7.000%, 03/15/28                                                             375,820
    592,000         GSC Holdings Corp.*@
                    8.000%, 10/01/12                                                             595,700
    813,000         Hasbro, Inc.
                    6.600%, 07/15/28                                                             759,651
    550,000         Houghton Mifflin Company@
                    9.875%, 02/01/13                                                             591,250
     83,000         Hovnanian Enterprises, Inc.
                    7.750%, 05/15/13                                                              82,689
    349,000         IMAX Corp.
                    9.625%, 12/01/10                                                             374,303
    437,000         Interpublic Group of Companies, Inc.
                    7.250%, 08/15/11                                                             407,503
    437,000         Intrawest Corp.
                    7.500%, 10/15/13                                                             444,647

                    J.C. Penney Company, Inc.
    175,000         9.000%, 08/01/12                                                             201,069
    131,000         7.650%, 08/15/16                                                             143,129
    393,000         Jarden Corp.@
                    9.750%, 05/01/12                                                             410,685

    Convertible and High Income Fund
18  SEMIANNUAL REPORT Schedule of Investments

               See accompanying Notes to Schedule of Investments.

                                                         Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                                                      VALUE
-----------                                                                              ---------------
$   280,000         Kellwood Company
                    7.625%, 10/15/17                                                     $       259,281
    437,000         Landry's Restaurants, Inc.@
                    7.500%, 12/15/14                                                             421,705
    612,000         Linens `n Things, Inc.*@++
                    10.702%, 01/15/14                                                            622,710
    343,000         Mandalay Resort Group@
                    7.625%, 07/15/13                                                             349,860
    131,000         NCL Holding, ASA
                    10.625%, 07/15/14                                                            132,965
  1,033,000         Oxford Industries, Inc.
                    8.875%, 06/01/11                                                           1,071,737
     83,000         Phillips-Van Heusen Corp.
                    8.125%, 05/01/13                                                              87,773
     87,000         Pinnacle Entertainment, Inc.
                    8.250%, 03/15/12                                                              91,350
    262,000         Rent-A-Center, Inc.
                    7.500%, 05/01/10                                                             262,328
    328,000 CAD     Rogers Cable, Inc.
                    7.250%, 12/15/11                                                             309,826
    393,000 CAD     Rogers Wireless, Inc.
                    7.625%, 12/15/11                                                             375,231
  1,040,000         Royal Caribbean Cruises, Ltd.@
                    7.500%, 10/15/27                                                           1,066,941
    437,000         Russell Corp.@
                    9.250%, 05/01/10                                                             458,850
    751,000         Vail Resorts, Inc.
                    6.750%, 02/15/14                                                             729,409
    612,000         Warnaco Group, Inc.@
                    8.875%, 06/15/13                                                             647,190
                    Warner Music Group
    175,000 GBP     8.125%, 04/15/14                                                             332,684
    175,000         7.375%, 04/15/14@                                                            173,250
                    WCI Communities, Inc.@
    568,000         7.875%, 10/01/13                                                             543,860
    262,000         6.625%, 03/15/15                                                             229,905
     44,000         William Lyon Homes, Inc.
                    10.750%, 04/01/13                                                             44,220
     79,000         Wynn Las Vegas, LLC@
                    6.625%, 12/01/14                                                              77,223
                                                                                         ---------------
                                                                                              18,338,669
                                                                                         ---------------

                                            Convertible and High Income Fund
                                   Schedule of Investments SEMIANNUAL REPORT  19

               See accompanying Notes to Schedule of Investments.

Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

   PRINCIPAL
     AMOUNT                                                                                   VALUE
----------------                                                                         ---------------
                    CONSUMER STAPLES (0.7%)
$        175,000    Central Garden & Pet Company
                    9.125%, 02/01/13                                                     $       186,813
         481,000    Chattem, Inc.
                    7.000%, 03/01/14                                                             483,405
         393,000    Chiquita Brands International, Inc.
                    7.500%, 11/01/14                                                             341,910
         494,000    Del Monte Foods Company
                    8.625%, 12/15/12                                                             521,170
                    Dole Food Company, Inc.
         506,000    8.875%, 03/15/11                                                             495,880
         390,000    8.625%, 05/01/09                                                             387,075
         197,000    Gold Kist, Inc.@
                    10.250%, 03/15/14                                                            209,313
       1,179,000    Jean Coutu Group, Inc.@
                    8.500%, 08/01/14                                                           1,111,207
         393,000    NBTY, Inc.*
                    7.125%, 10/01/15                                                             373,350
         349,000    Pinnacle Foods Holding@
                    8.250%, 12/01/13                                                             351,617
         559,000    Playtex Products, Inc.
                    8.000%, 03/01/11                                                             592,540
         568,000    R.J. Reynolds Tobacco Holdings, Inc.
                    7.300%, 07/15/15                                                             579,360
         481,000    Revlon, Inc.@
                    9.500%, 04/01/11                                                             473,785
         175,000    Smithfield Foods, Inc.
                    7.750%, 05/15/13                                                             177,188
         450,000    Spectrum Brands, Inc.@
                    8.500%, 10/01/13                                                             399,375
         267,000    WH Intermediate Holdings, Ltd.
                    9.500%, 04/01/11                                                             287,025
                                                                                         ---------------
                                                                                               6,971,013
                                                                                         ---------------
                    ENERGY (1.0%)
         786,000    Arch Western Finance, LLC@
                    6.750%, 07/01/13                                                             782,070
                    Chesapeake Energy Corp.@
         349,000    6.875%, 01/15/16                                                             345,510
         175,000    7.750%, 01/15/15                                                             181,563
         345,000    Comstock Resources, Inc.
                    6.875%, 03/01/12                                                             338,962

    Convertible and High Income Fund
20  SEMIANNUAL REPORT Schedule of Investments

               See accompanying Notes to Schedule of Investments.

                                                         Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

   PRINCIPAL
     AMOUNT                                                                                   VALUE
----------------                                                                         ---------------
$         79,000    Energy Partners, Ltd.
                    8.750%, 08/01/10                                                     $        81,173
         437,000    Forest Oil Corp.@
                    8.000%, 12/15/11                                                             467,044
                    Giant Industries, Inc.
         524,000    8.000%, 05/15/14                                                             541,030
         175,000    11.000%, 05/15/12                                                            192,938
         992,000    Houston Exploration Company
                    7.000%, 06/15/13                                                             972,160
         603,000    KCS Energy, Inc.
                    7.125%, 04/01/12                                                             610,537
         239,000    Lone Star Technologies, Inc.
                    9.000%, 06/01/11                                                             250,353
         404,000    Paramount Resources, Ltd.
                    8.500%, 01/31/13                                                             422,180
                    Petroleo Brasileiro, SA@
         655,000    8.375%, 12/10/18                                                             736,875
         437,000    9.125%, 07/02/13                                                             508,012
       1,529,000    Premcor Refining Group, Inc.
                    7.500%, 06/15/15                                                           1,608,321
         262,000    Swift Energy Company@
                    7.625%, 07/15/11                                                             263,965
         568,000    Whiting Petroleum Corp.
                    7.250%, 05/01/12                                                             570,840
         607,000    Williams Companies, Inc.@
                    7.750%, 06/15/31                                                             636,591
                                                                                         ---------------
                                                                                               9,510,124
                                                                                         ---------------
                    FINANCIALS (0.5%)
                    E*TRADE Financial Corporation
         664,000    7.375%, 09/15/13                                                             678,940
         472,000    7.875%, 12/01/15                                                             497,960
         122,000    8.000%, 06/15/11                                                             126,575
                    Host Marriott Corp.@
         961,000    7.125%, 11/01/13                                                             980,220
         183,000    9.250%, 10/01/07                                                             191,235
       1,048,000    Leucadia National Corp.
                    7.000%, 08/15/13                                                           1,045,380
          83,000    Omega Healthcare Investors, Inc.
                    7.000%, 04/01/14                                                              81,755

                                           Convertible and High Income Fund
                                   Schedule of Investments SEMIANNUAL REPORT  21

               See accompanying Notes to Schedule of Investments.

Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

  PRINCIPAL
    AMOUNT                                                                                    VALUE
----------------                                                                         ---------------
                    Senior Housing Properties Trust
$        437,000    8.625%, 01/15/12                                                     $       480,700
         309,000    7.875%, 04/15/15                                                             321,360
                                                                                         ---------------
                                                                                               4,404,125
                                                                                         ---------------
                    HEALTH CARE (0.6%)
       1,422,000    Ameripath, Inc.@
                    10.500%, 04/01/13                                                          1,517,985
         308,000    Angiotech Pharmaceuticals, Inc.*@
                    7.750%, 04/01/14                                                             311,080
       1,276,000    Bausch & Lomb, Inc.
                    7.125%, 08/01/28                                                           1,225,058
         175,000    Bio-Rad Laboratories, Inc.
                    7.500%, 08/15/13                                                             180,250
         197,000    Biovail Corp.@
                    7.875%, 04/01/10                                                             199,955
          79,000    DaVita, Inc.
                    7.250%, 03/15/15                                                              79,395
          61,000    Omnicare, Inc.@
                    6.875%, 12/15/15                                                              60,619
         380,000    Psychiatric Solutions, Inc.
                    7.750%, 07/15/15                                                             391,400
         882,000    Tenet Healthcare Corp.*@
                    9.250%, 02/01/15                                                             901,845
         467,000    Valeant Pharmaceuticals International
                    7.000%, 12/15/11                                                             464,665
         612,000    Vanguard Health Systems, Inc.@
                    9.000%, 10/01/14                                                             634,950
                                                                                         ---------------
                                                                                               5,967,202
                                                                                         ---------------
                    INDUSTRIALS (1.1%)
         240,000    Accuride Corp.
                    8.500%, 02/01/15                                                             238,200
         524,000    American Airlines, Inc.
                    7.250%, 02/05/09                                                             527,930
         218,000    Armor Holdings, Inc.@
                    8.250%, 08/15/13                                                             233,805
                    BE Aerospace, Inc.
         262,000    8.875%, 05/01/11@                                                            275,100
         175,000    8.500%, 10/01/10                                                             187,688
       1,398,000    CNH Global, NV
                    9.250%, 08/01/11                                                           1,492,365

    Convertible and High Income Fund
22  SEMIANNUAL REPORT Schedule of Investments

               See accompanying Notes to Schedule of Investments.

                                                         Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

   PRINCIPAL
     AMOUNT                                                                                   VALUE
----------------                                                                         ---------------
$        131,000    Columbus McKinnon Corp.@
                    8.875%, 11/01/13                                                     $       137,550
       1,442,000    Esterline Technologies Corp.@
                    7.750%, 06/15/13                                                           1,488,865
         306,000    Gardner Denver, Inc.
                    8.000%, 05/01/13                                                             322,830
         131,000    GATX Corp.
                    8.875%, 06/01/09                                                             141,362
         513,000    General Cable Corp.@
                    9.500%, 11/15/10                                                             556,605
         306,000    Greenbrier Companies, Inc.
                    8.375%, 05/15/15                                                             321,682
          79,000    Hexcel Corporation
                    6.750%, 02/01/15                                                              78,013
          57,000    Interline Brands, Inc.
                    11.500%, 05/15/11                                                             63,555
                    JLG Industries, Inc.
         664,000    8.250%, 05/01/08                                                             700,520
         306,000    8.375%, 06/15/12@                                                            325,890
         380,000    Manitowoc Company, Inc.
                    10.500%, 08/01/12                                                            416,100
         738,000    Mobile Mini, Inc.
                    9.500%, 07/01/13                                                             808,110
         437,000    Monitronics International, Inc.@
                    11.750%, 09/01/10                                                            435,907
         210,000    Orbital Sciences Corp.
                    9.000%, 07/15/11                                                             225,225
                    Sequa Corp.
         612,000    8.875%, 04/01/08                                                             641,070
         175,000    9.000%, 08/01/09                                                             189,000
                    Terex Corp.
         240,000    9.250%, 07/15/11@                                                            256,800
         166,000    7.375%, 01/15/14                                                             168,905
         197,000    Trinity Industries, Inc.
                    6.500%, 03/15/14                                                             190,597
         175,000    Wesco Distribution, Inc.*
                    7.500%, 10/15/17                                                             179,375
                    Williams Scotsman International, Inc.
         175,000    8.500%, 10/01/15                                                             180,688
          44,000    8.500%, 10/01/15*                                                             45,430
                                                                                         ---------------
                                                                                              10,829,167
                                                                                         ---------------

                                           Convertible and High Income Fund
                                   Schedule of Investments SEMIANNUAL REPORT  23

       See accompanying Notes to Schedule of Investments.

Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

   PRINCIPAL
     AMOUNT                                                                                  VALUE
----------------                                                                         ---------------
                    INFORMATION TECHNOLOGY (0.6%)
$      566,000      Advanced Micro Devices, Inc.
                    7.750%, 11/01/12                                                     $       594,300
       239,000      Arrow Electronics, Inc.
                    6.875%, 06/01/18                                                             240,540
        79,000      Avago Technologies*@
                    11.875%, 12/01/15                                                             87,295
                    Celestica, Inc.@
       743,000      7.625%, 07/01/13                                                             746,715
       349,000      7.875%, 07/01/11                                                             356,853
       175,000      Flextronics International, Ltd.@
                    6.500%, 05/15/13                                                             173,250
       437,000      Freescale Semiconductor, Inc.
                    7.125%, 07/15/14                                                             450,110
       175,000 GBP  Iron Mountain, Inc.*
                    7.250%, 04/15/14                                                             316,728
        37,000      Sanmina-SCI Corporation
                    8.125%, 03/01/16                                                              37,740
       751,000      SunGard Data Systems, Inc.*@
                    9.125%, 08/15/13                                                             805,448
       612,000      Telcordia Technologies*
                    10.000%, 03/15/13                                                            563,040
     1,791,000      Xerox Corp.
                    7.625%, 06/15/13                                                           1,858,162
                                                                                         ---------------
                                                                                               6,230,181
                                                                                         ---------------
                    MATERIALS (0.9%)
                    Aleris International, Inc.
       454,000      10.375%, 10/15/10                                                            500,535
       337,000      9.000%, 11/15/14@                                                            353,850
       437,000      Ball Corp.@
                    6.875%, 12/15/12                                                             443,555
        87,000      Crown Holdings, Inc.*
                    7.750%, 11/15/15                                                              89,828
     1,662,000      Equistar Chemicals, LP@
                    10.625%, 05/01/11                                                          1,819,890
     1,123,000      Freeport-McMoRan Copper & Gold, Inc.
                    10.125%, 02/01/10                                                          1,210,032
        79,000      Gibraltar Industries, Inc.*
                    8.000%, 12/01/15                                                              80,778
                    Ineos Group Holdings, PLC*
       524,000 EUR  7.875%, 02/15/16                                                             636,288
        87,000      8.500%, 02/15/16@                                                             83,085

    Convertible and High Income Fund
24  SEMIANNUAL REPORT Schedule of Investments

               See accompanying Notes to Schedule of Investments.

                                                         Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

   PRINCIPAL
    AMOUNT                                                                                    VALUE
----------------                                                                         ---------------
$        524,000    IPSCO, Inc.
                    8.750%, 06/01/13                                                     $       571,160
         786,000    Neenah Paper, Inc.@
                    7.375%, 11/15/14                                                             738,840
         131,000    P.H. Glatfetler Company*
                    7.125%, 05/01/16                                                             131,000
         262,000    Polyone Corp.@
                    10.625%, 05/15/10                                                            284,270
         437,000    Sealed Air Corp.*
                    6.875%, 07/15/33                                                             430,597
         175,000    Texas Industries, Inc.
                    7.250%, 07/15/13                                                             180,250
                    Union Carbide Corp.
         424,000    7.875%, 04/01/23                                                             448,481
         284,000    7.500%, 06/01/25                                                             297,017
         323,000    Westlake Chemical Corporation
                    6.625%, 01/15/16                                                             312,502
                                                                                         ---------------
                                                                                               8,611,958
                                                                                         ---------------
                    TELECOMMUNICATION SERVICES (0.2%)
         524,000    AT&T Corp.
                    9.750%, 11/15/31                                                             622,770
          61,000    Citizens Communications Company
                    9.000%, 08/15/31                                                              65,728
         612,000    Sprint Nextel Corporation
                    7.375%, 08/01/15                                                             639,370
         240,000    Stratos Global Corp.*@
                    9.875%, 02/15/13                                                             242,100
         393,000    Syniverse Technologies, Inc.
                    7.750%, 08/15/13                                                             393,982
                                                                                         ---------------
                                                                                               1,963,950
                                                                                         ---------------
                    UTILITIES (0.4%)
         437,000    Centerpoint Energy, Inc.@
                    6.850%, 06/01/15                                                             454,191
                    Edison International
         524,000    9.875%, 04/15/11@                                                            593,430
         349,000    10.000%, 08/15/08                                                            377,356
          87,000    NRG Energy, Inc.@
                    7.375%, 02/01/16                                                              87,979
         437,000    Public Service Enterprise Group, Inc.
                    8.625%, 02/15/08                                                             455,573


                                            Convertible and High Income Fund
                                   Schedule of Investments SEMIANNUAL REPORT  25

               See accompanying Notes to Schedule of Investments.

Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

   PRINCIPAL
     AMOUNT                                                                                    VALUE
----------------                                                                         ---------------
$      1,101,000    Teco Energy, Inc.
                    7.500%, 06/15/10                                                     $     1,158,802
         612,000    TXU Corp.@
                    6.500%, 11/15/24                                                             560,250
                                                                                         ---------------
                                                                                               3,687,581
                                                                                         ---------------
                    TOTAL CORPORATE BONDS                                                     76,513,970
                                                                                         ---------------

   NUMBER OF
   CONTRACTS                                                                                  VALUE
--------------                                                                           ---------------
OPTIONS (1.4%)
                    CONSUMER DISCRETIONARY (0.2%)
        600         eBay, Inc.#
                    Call, 01/20/07, Strike 42.50                                                  90,000
        130         Garmin, Ltd.#
                    Call, 01/19/08, Strike 85.00                                                 185,900
        150         Lowe's Companies, Inc.#
                    Call, 01/19/08, Strike 70.00                                                 103,500
        310         Office Depot, Inc.#
                    Call, 01/19/08, Strike 40.00                                                 229,400
        215         Tiffany & Co.#
                    Call, 01/19/08, Strike 40.00                                                  81,700
      2,900         YUM! Brands, Inc.#
                    Call, 01/20/07, Strike 50.00                                               1,609,500
                                                                                         ---------------
                                                                                               2,300,000
                                                                                         ---------------
                    CONSUMER STAPLES (0.1%)
        640         Kroger Company#
                    Call, 01/19/08, Strike 20.00                                                 192,000
        260         PepsiCo, Inc.#
                    Call, 01/19/08, Strike 60.00                                                 135,200
                                                                                         ---------------
                                                                                                 327,200
                                                                                         ---------------
                    ENERGY (0.1%)
         95         Anadarko Petroleum Corp.#
                    Call, 01/19/08, Strike 95.00                                                 234,650
        130         BJ Services Company#
                    Call, 01/19/08, Strike 40.00                                                  95,550
        125         Devon Energy (Chevron) Corp.#
                    Call, 01/19/08, Strike 65.00                                                 124,375
        100         Diamond Offshore Drilling, Inc.#
                    Call, 01/19/08, Strike 85.00                                                 220,000

    Convertible and High Income Fund
26  SEMIANNUAL REPORT Schedule of Investments

               See accompanying Notes to Schedule of Investments.

                                                         Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

 NUMBER OF
 CONTRACTS                                                                                    VALUE
-----------                                                                              ---------------
        210         Nabors Industries Ltd.#
                    Call, 01/19/08, Strike 37.50                                         $      163,800
         85         Petroleo Brasileiro, SA#
                    Call, 01/19/08, Strike 90.00                                                203,575
        140         Schlumberger, Ltd.#
                    Call, 01/19/08, Strike 65.00                                                221,200
         90         Sunoco, Inc.#
                    Call, 01/19/08, Strike 75.00                                                175,950
        200         Weatherford International, Ltd.#
                    Call, 01/19/08, Strike 45.00                                                308,000
                                                                                         --------------
                                                                                              1,747,100
                                                                                         --------------
                    FINANCIALS (0.2%)
        235         Aon Corp.#
                    Call, 01/19/08, Strike 35.00                                                251,450
        600         Charles Schwab Corp.#
                    Call, 01/19/08, Strike 15.00                                                291,000
         20         Chicago Mercantile Exchange Holdings, Inc.#
                    Call, 01/19/08, Strike 420.00                                               223,600
        175         CIT Group, Inc.#
                    Call, 01/19/08, Strike 50.00                                                176,750
        280         E*TRADE Financial Corporation#
                    Call, 01/19/08, Strike 25.00                                                140,000
         70         Goldman Sachs Group, Inc.#
                    Call, 01/19/08, Strike 160.00                                               177,100
         90         Legg Mason, Inc.#
                    Call, 01/20/07, Strike 120.00                                               104,850
         70         Lehman Brothers Holdings, Inc.#
                    Call, 01/19/08, Strike 150.00                                               175,000
        175         Merrill Lynch & Company, Inc.#
                    Call, 01/19/08, Strike 70.00                                                241,500
        130         Prudential Financial, Inc.#
                    Call, 01/19/08, Strike 75.00                                                160,550
        230         State Street Corp.#
                    Call, 01/19/08, Strike 60.00                                                276,000
                                                                                         --------------
                                                                                              2,217,800
                                                                                         --------------
                    HEALTH CARE (0.1%)
        200         Aetna, Inc.#
                    Call, 01/19/08, Strike 50.00                                                 66,000
         90         Allergan, Inc.#
                    Call, 01/19/08, Strike 110.00                                               116,100

                                            Convertible and High Income Fund
                                   Schedule of Investments SEMIANNUAL REPORT  27

               See accompanying Notes to Schedule of Investments.

Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

NUMBER OF
CONTRACTS                                                                                     VALUE
----------                                                                               ---------------
       240          Amerisource Bergen Corp.#
                    Call, 01/19/08, Strike 47.50                                         $       112,800
       100          Express Scripts, Inc.#
                    Call, 01/19/08, Strike 90.00                                                  98,000
       215          Teva Pharmaceutical Industries, Ltd.#
                    Call, 01/19/08, Strike 45.00                                                  99,975
     1,600          UnitedHealth Group, Inc.#
                    Call, 01/19/08, Strike 70.00                                                 400,000
                                                                                         ---------------
                                                                                                 892,875
                                                                                         ---------------
                    INDUSTRIALS (0.1%)
       130          Burlington Northern Santa Fe Corp.#
                    Call, 01/19/08, Strike 80.00                                                 177,450
                                                                                         ---------------
                    INFORMATION TECHNOLOGY (0.4%)
       225          Agilent Technologies, Inc.#
                    Call, 01/19/08, Strike 35.00                                                 196,875
        85          Apple Computer, Inc.#
                    Call, 01/19/08, Strike 75.00                                                 130,900
       500          Electronic Data Systems Corp.#
                    Call, 01/19/08, Strike 25.00                                                 277,500
       335          Hewlett-Packard Company#
                    Call, 01/19/08, Strike 30.00                                                 250,245
       195          Intuit, Inc.#
                    Call, 01/19/08, Strike 55.00                                                 169,650
       120          Marvell Technology Group, Ltd.#
                    Call, 01/19/08, Strike 65.00                                                 130,800
       330          Motorola, Inc.#
                    Call, 01/19/08, Strike 22.50                                                 105,600
       230          National Semiconductor Corp.#
                    Call, 01/19/08, Strike 25.00                                                 212,750
                    Nokia Corp.#
     2,200          Call, 01/19/08, Strike 20.00                                               1,144,000
     2,200          Call, 01/19/08, Strike 17.50                                               1,518,000
       230          NVIDIA Corp.#
                    Call, 01/19/08, Strike 30.00                                                 154,100
       310          Paychex, Inc.#
                    Call, 01/19/08, Strike 40.00                                                 192,200
        90          Sandisk Corp.#
                    Call, 01/19/08, Strike 65.00                                                 157,500
                                                                                         ---------------
                                                                                               4,640,120
                                                                                         ---------------

    Convertible and High Income Fund
28  SEMIANNUAL REPORT Schedule of Investments

               See accompanying Notes to Schedule of Investments.

                                                         Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

NUMBER OF
CONTRACTS                                                                    VALUE
---------                                                               --------------
            MATERIALS (0.1%)
       250  Goldcorp, Inc.#
            Call, 01/19/08, Strike 27.50                                $      317,500
       343  Harmony Gold Mining Co, Ltd.#
            Call, 01/19/08, Strike 15.00                                       185,220
       110  Phelps Dodge Corp.#
            Call, 01/19/08, Strike 72.50                                       233,200
                                                                        --------------
                                                                               735,920
                                                                        --------------
            TELECOMMUNICATION SERVICES (0.1%)
       230  America Movil S.A. de C.V.#
            Call, 01/19/08, Strike 30.00                                       257,600
       130  NII Holdings, Inc.#
            Call, 01/19/08, Strike 55.00                                       204,750
                                                                        --------------
                                                                               462,350
                                                                        --------------
            TOTAL OPTIONS                                                   13,500,815
                                                                        --------------
            TOTAL SYNTHETIC CONVERTIBLE
            SECURITIES
            (Cost $88,861,683)                                              90,014,785
                                                                        ==============

NUMBER OF
  SHARES                                                                     VALUE
----------                                                              --------------
CONVERTIBLE PREFERRED STOCKS (28.0%)
                CONSUMER DISCRETIONARY (3.1%)
 1,067,300      Ford Motor Company Capital Trust II
                6.500%                                                      29,777,670
                                                                        --------------
                CONSUMER STAPLES (3.0%)
 1,190,000      Albertson's, Inc.
                7.250%                                                      29,393,000
                                                                        --------------
                ENERGY (3.0%)
   125,000      Amerada Hess Corp.
                7.000%                                                      15,076,250
   102,700      Chesapeake Energy Corp.*
                5.000%                                                      14,211,113
                                                                        --------------
                                                                            29,287,363
                                                                        --------------
                FINANCIALS (16.3%)
   635,000      Chubb Corp.
                7.000%                                                      22,967,950
19,000,000      Fortis Insurance, N.V. (Assurant, Inc.)*  [ ]
                7.750%                                                      24,937,500

                                            Convertible and High Income Fund
                                   Schedule of Investments SEMIANNUAL REPORT  29

               See accompanying Notes to Schedule of Investments.

Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

NUMBER OF
 SHARES                                                                                 VALUE
---------                                                                           ---------------
  215,000      Hartford Financial Services Group, Inc.
               7.000%                                                               $    17,537,550
  350,000      Lazard, Ltd.
               6.625%                                                                    13,835,500
  775,000      Lehman Brothers Holdings, Inc. (General Mills, Inc.)[ ]
               6.250%                                                                    20,157,750
  230,000      Merrill Lynch & Co., Inc. (Nuveen Investments, Inc.)[ ]
               6.750%                                                                     9,913,690
  500,000      MetLife, Inc.
               6.375%                                                                    14,010,000
  570,000      National Australia Bank, Ltd.
               7.875%                                                                    26,704,500
  150,000      Washington Mutual, Inc.
               5.375%                                                                     8,362,500
                                                                                    ---------------
                                                                                        158,426,940
                                                                                    ---------------
               HEALTH CARE (1.1%)
  200,000      Schering-Plough Corp.
               6.000%                                                                    10,236,000
                                                                                    ---------------
               INDUSTRIALS (1.1%)
3,000,000 GBP  BAE Systems, PLC
               7.750%                                                                    11,082,238
                                                                                    ---------------
               UTILITIES (0.4%)
   80,000      Southern Union Company
               5.000%                                                                     4,101,600
                                                                                    ---------------
               TOTAL CONVERTIBLE
               PREFERRED STOCKS
               (Cost $260,885,346)                                                      272,304,811
                                                                                    ===============

PRINCIPAL
  AMOUNT                                                                                 VALUE
---------                                                                           ---------------
SHORT-TERM INVESTMENT (1.5%)
$ 14,616,000   Citigroup, Inc.
               4.770%, 05/01/06
               (Cost $14,616,000)                                                        14,616,000
                                                                                    ===============

    Convertible and High Income Fund
30  SEMIANNUAL REPORT Schedule of Investments

               See accompanying Notes to Schedule of Investments.

                                                         Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                           ---------------
INVESTMENT OF CASH COLLATERAL
FOR SECURITIES ON LOAN (18.4%)
178,847,951 Bank of New York Institutional
            Cash Reserve Fund
            current rate 4.894%
            (Cost $178,847,951)                                                     $   178,847,951
                                                                                    ---------------

TOTAL INVESTMENTS (159.1%)
   (Cost $1,499,642,289)                                                              1,543,841,911
                                                                                    ===============
PAYABLE UPON RETURN OF SECURITIES
ON LOAN (-18.4%)                                                                       (178,847,951)
                                                                                    ---------------
OTHER ASSETS, LESS LIABILITIES (3.7%)                                                    35,613,177
                                                                                    ---------------
PREFERRED SHARES AT REDEMPTION VALUE INCLUDING
DIVIDENDS PAYABLE (-44.4%)                                                             (430,430,751)
                                                                                    ---------------
NET ASSETS APPLICABLE TO COMMON
SHAREHOLDERS (100.0%)                                                               $   970,176,386
                                                                                    ===============

NOTES TO SCHEDULE OF INVESTMENTS

Note: Value for Securities denominated in foreign currencies are shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

* Securities issued and sold pursuant to Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At April 30, 2006, the market value of 144A securities that could not be exchanged to the registered form is $120,297,556 or 12.4% of net assets.

@     Security, or portion of security, is on loan.

#     Non-income producing security.

++ Variable rate security. The interest rate shown is the rate in effect at April 30, 2006.

[ ] Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the paranthetical.

FOREIGN CURRENCY ABBREVIATIONS

CAD Canadian Dollar
EUR European Monetary Unit
GBP British Pound Sterling

                                            Convertible and High Income Fund
                                   Schedule of Investments SEMIANNUAL REPORT  31

                 See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

APRIL 30, 2006 (UNAUDITED)

ASSETS
Investments, at value* (cost $1,499,642,289)                                            $ 1,543,841,911
Cash with custodian (interest bearing)                                                        2,081,052
Restricted cash for open options (interest bearing)                                             151,000
Receivable for investments sold                                                               5,133,318
Accrued interest and dividends receivables                                                   24,868,445
Unrealized appreciation on interest rate swaps                                               10,388,428
Prepaid expenses                                                                                 39,151
Other assets                                                                                     26,801
                                                                                        ---------------
         Total assets                                                                     1,586,530,106
                                                                                        ---------------
LIABILITIES
Payable upon return of securities loaned                                                    178,847,951
Payable for investments purchased                                                             6,103,419
Payable to investment advisor                                                                   800,572
Payable to financial accountant                                                                  12,919
Payable for deferred compensation to Trustees                                                    26,801
Other accounts payable and accrued liabilities                                                  131,307
                                                                                        ---------------
         Total liabilities                                                                  185,922,969
                                                                                        ---------------
PREFERRED SHARES
$25,000 liquidation value per share applicable to 17,200 shares,
  including dividends payable                                                               430,430,751
                                                                                        ---------------
         NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                       970,176,386
                                                                                        ---------------
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 62,339,786 shares
  issued and outstanding                                                                $   889,132,532
Undistributed net investment income (loss)                                                   (3,875,579)
Accumulated net realized gain (loss) on investments, foreign currency transactions
  and interest rate swaps                                                                    30,253,797
Net unrealized appreciation (depreciation) on investments, foreign currency
  translations and interest rate swaps                                                       54,665,636
                                                                                        ---------------
         NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                   $   970,176,386
                                                                                        ---------------
Net asset value per common share based on 62,339,786 shares issued
and outstanding                                                                         $         15.56
                                                                                        ---------------

* Includes $174,814,583 of securities loaned.

    Convertible and High Income Fund
32  SEMIANNUAL REPORT Statement of Assets and Liabilities

                 See accompanying Notes to Financial Statements.

Statement of Operations

SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

INVESTMENT INCOME
Interest                                                                                $    39,894,394
Dividends                                                                                     7,480,576
Securities lending income                                                                       297,745
                                                                                        ---------------
         Total investment income                                                             47,672,715
                                                                                        ---------------
EXPENSES
Investment advisory fees                                                                      5,492,163
Financial accounting fees                                                                        77,623
Auction agent and rating agency fees                                                            561,053
Accounting fees                                                                                  95,848
Printing and mailing fees                                                                        60,033
Audit and legal fees                                                                             34,520
Custodian fees                                                                                   33,171
Registration fees                                                                                29,910
Transfer agent fees                                                                              16,656
Trustees' fees and officer compensation                                                          17,279
Other                                                                                            17,944
                                                                                        ---------------
         Total expenses                                                                       6,436,200
         Less investment advisory fees waived                                                  (686,520)
                                                                                        ---------------
         Net expenses                                                                         5,749,680
                                                                                        ---------------
         NET INVESTMENT INCOME (LOSS)                                                        41,923,035
                                                                                        ===============

REALIZED AND UNREALIZED GAIN(LOSS) FROM INVESTMENTS, FOREIGN CURRENCY
  AND INTEREST RATE SWAPS

NET REALIZED GAIN (LOSS) FROM:
      Investments                                                                            31,707,727
      Foreign currency transactions                                                             247,021
      Interest rate swaps                                                                     2,384,414

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
      Investments                                                                             5,982,199
      Foreign currency translations                                                              85,855
      Interest rate swaps                                                                       (22,488)
                                                                                        ---------------
         NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
         FOREIGN CURRENCY AND INTEREST RATE SWAPS                                            40,384,728
                                                                                        ===============
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     82,307,763
                                                                                        ===============
DIVIDENDS TO PREFERRED SHAREHOLDERS FROM
Net investment income                                                                        (7,598,434)
Capital gains                                                                                (1,453,494)
                                                                                        ---------------
         NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
         SHAREHOLDERS RESULTING FROM OPERATIONS                                         $    73,255,835
                                                                                        ===============

                                            Convertible and High Income Fund
                                   Statement of Operations SEMIANNUAL REPORT  33

                 See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                       Six Months Ended
                                                                        April 30, 2006      Year Ended
                                                                         (unaudited)      October 31, 2005
                                                                        ---------------   ----------------
OPERATIONS
Net investment income (loss)                                            $  41,923,035       $  91,532,896
Net realized gain (loss) from investments, foreign currency
  transactions and interest rate swaps                                     34,339,162          28,593,705
Change in net unrealized appreciation/depreciation on investments,
  foreign currency translations and interest rate swaps                     6,045,566         (34,128,164)
Distributions to preferred shareholders from
  Net investment income                                                    (7,598,434)        (12,501,709)
Capital gains                                                              (1,453,494)                 --
                                                                        -------------       -------------
Net increase (decrease) in net assets applicable to common
shareholders resulting from operations                                     73,255,835          73,496,728
                                                                        -------------       -------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income                                                     (37,838,118)        (82,338,867)
Capital gains                                                             (13,263,090)         (7,532,898)
                                                                        -------------       -------------
Net decrease in net assets from distributions to common shareholders      (51,101,208)        (89,871,765)

CAPITAL STOCK TRANSACTIONS
Reinvestment of distributions resulting in the issuance of common
stock                                                                       7,286,067          12,074,203
                                                                        -------------       -------------
Net increase (decrease) in net assets from capital stock
transactions                                                                7,286,067          12,074,203
                                                                        -------------       -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO
  COMMON SHAREHOLDERS                                                      29,440,694          (4,300,834)
                                                                        -------------       -------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period                                                       940,735,692         945,036,526
                                                                        -------------       -------------
End of period                                                           $ 970,176,386       $ 940,735,692
                                                                        =============       =============
Undistributed net investment income (loss)                              $  (3,875,579)      $    (362,062)

    Convertible and High Income Fund
34  SEMIANNUAL REPORT Statements of Changes in Net Assets

                 See accompanying Notes to Financial Statements.

Notes to Financial Statements (Unaudited)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. CALAMOS Convertible and High Income Fund (the "Fund") was organized as a Delaware statutory trust on March 12, 2003 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Fund commenced operations on May 28, 2003.

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible and non-convertible income securities. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

PORTFOLIO VALUATION. In computing the Fund's net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price ("NOCP"), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty's price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is

                                           Convertible and High Income Fund
                             Notes to Financial Statements SEMIANNUAL REPORT  35

Notes to Financial Statements (Unaudited)

valued at a fair value following procedures and/or guidelines approved by the Board of Trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing system. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees' guidelines, materially affected by events occurring before the Fund's pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund's net asset value may differ from quoted or official closing prices.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange ("NYSE") is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board of Trustees. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Short-term investment transactions are recorded on a trade date basis. Long-term investment transactions are recorded on a trade date plus one basis, except for fiscal quarter ends, which are recorded on trade date. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.

    Convertible and High Income Fund
36  SEMIANNUAL REPORT Notes to Financial Statements

                                     Notes to Financial Statements (Unaudited)

FOREIGN CURRENCY TRANSLATION. Except for securities of foreign issuers valued by a pricing service, values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by any major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

OPTION TRANSACTIONS. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of purchased call options is increased by premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option

                                            Convertible and High Income Fund
                              Notes to Financial Statements SEMIANNUAL REPORT 37

Notes to Financial Statements (Unaudited)

is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

USE OF ESTIMATES. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

INCOME TAXES. No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under Internal Revenue Code of 1986, as amended (the "Code") and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting fixed income securities. Financial records are not adjusted for temporary differences.

INDEMNIFICATIONS. Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 2 - INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC ("Calamos Advisors"), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets. Calamos Advisors has

    Convertible and High Income Fund
38  SEMIANNUAL REPORT Notes to Financial Statements

                                     Notes to Financial Statements (Unaudited)

contractually agreed to waive a portion of its management fee at the annual rate of 0.10% of the average weekly managed assets of the Fund for the first five full years of the Fund's operation (through May 31, 2008) and to waive a declining amount for an additional three years (0.07% of the average weekly managed assets in 2009, 0.05% in 2010, and 0.03% in 2011).

Calamos Advisors receives a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of combined assets; and 0.0110% on combined assets above $2 billion for financial accounting services (for purposes of this calculation "combined assets" means the total of the average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund and Calamos Global Total Return Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking, and reporting tax adjustments on all assets and liabilities and monitoring trustee deferred compensation plan accruals and valuations. The Fund will pay its pro rata share of the financial accounting service fee payable to Calamos Advisors based on the Fund's relative portion of combined assets.

Effective August 1, 2005, the Fund began reimbursing the advisor for a portion of compensation paid to the Fund's Chief Compliance Officer. This compensation is reported as part of "Trustees' fees and officer compensation" expenses on the Statement of Operations.

Certain officers and trustees of the Fund are also officers and directors of Calamos Financial Services LLC ("CFS") and Calamos Advisors. All officers and affiliated Trustees serve without direct compensation from the Fund, except for the Chief Compliance Officer as described above.

The Fund has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) of CFS or Calamos Advisors and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines

                                             Convertible and High Income Fund
                              Notes to Financial Statements SEMIANNUAL REPORT 39

Notes to Financial Statements (Unaudited)

in the value of the measuring shares. Deferred compensation of $26,801 is included in "Other assets" on the Statement of Assets and Liabilities at April 30, 2006. The Fund's obligation to make payments under the Plan is a general obligation of the Fund and is included in "Payable for deferred compensation to Trustees" on the Statement of Assets and Liabilities at April 30, 2006.

NOTE 3 - INVESTMENTS

Purchases and sales of investments, other than short-term obligations, for the six months ended April 30, 2006 were as follows:

Purchases                                                     $ 230,473,987
Proceeds from sales                                             245,588,696

The cost basis of investments for Federal income tax purposes at April 30, 2006 was as follows:

Cost basis of investments                                   $ 1,509,475,601
                                                            ---------------
Gross unrealized appreciation                                    68,430,109
Gross unrealized depreciation                                   (34,063,799)
                                                            ---------------
Net unrealized appreciation (depreciation)                  $    34,366,310
                                                            ===============

NOTE 4 - INCOME TAXES

Distributions during the fiscal year ended October 31, 2005 were characterized for Federal income tax purposes as follows:

DISTRIBUTIONS PAID FROM:

Ordinary income                                             $    94,726,155
Long-Term capital gains                                           7,532,898

    Convertible and High Income Fund
40  SEMIANNUAL REPORT Notes to Financial Statements

                                       Notes to Financial Statements (Unaudited)

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income                               $    11,346,482
Undistributed capital gains                                       4,913,401
                                                            ---------------
 Total undistributed earnings                                    16,259,883
Accumulated capital and other losses                                     --
Net unrealized gains                                             42,945,702
                                                            ---------------
 Total accumulated earnings                                      59,205,585
Other                                                              (316,358)
Paid-in capital                                                 881,846,465
                                                            ---------------
Net assets applicable to common shareholders                $   940,735,692
                                                            ---------------

For the tax year ended October 31, 2005, the Fund utilized capital losses of $5,148,747. As of October 31, 2005, the Fund had no capital loss carryforwards.

NOTE 5 - COMMON STOCK

There are unlimited common shares of beneficial interest authorized and 62,339,786 shares outstanding at April 30, 2006. Calamos Advisors owned 17,200 of the outstanding shares at April 30, 2006. Transactions in common shares were as follows:

                                                               FOR THE SIX           FOR THE
                                                              MONTHS ENDED         YEAR ENDED
                                                             APRIL 30, 2006     OCTOBER 31, 2005
                                                             --------------     ----------------
Beginning shares                                                61,867,557            61,091,942
Shares sold                                                             --                    --
Shares issued through reinvestment of distributions                472,229               775,615
                                                             -------------          ------------
Ending shares                                                   62,339,786            61,867,557
                                                             =============          ============

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to

                                             Convertible and High Income Fund
                              Notes to Financial Statements SEMIANNUAL REPORT 41

Notes to Financial Statements (Unaudited)

perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates, and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2006.

NOTE 7 - SYNTHETIC CONVERTIBLE SECURITIES

The Fund may establish a "synthetic" convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

NOTE 8 - PREFERRED SHARES

There are unlimited shares of Auction Rate Cumulative Preferred Shares ("Preferred Shares") authorized. The Preferred Shares have rights as determined by the Board of Trustees. The 17,200 shares of Preferred Shares outstanding consist of six series, 3,000 shares of M, 3,000 shares of TU, 3,000 shares of W, 3,000 shares of TH, 3,000 shares

    Convertible and High Income Fund
42  SEMIANNUAL REPORT Notes to Financial Statements

                                     Notes to Financial Statements (Unaudited)

of F, and 2,200 shares of A. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.

Dividends on the Preferred Shares are cumulative at a rate typically reset every seven or twenty-eight days based on the results of an auction. Dividend rates ranged from 3.60% to 5.00% for the six months ended April 30, 2006. Under the 1940 Act, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The Preferred Shares are redeemable at the Fund's option, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class except on matters affecting only the holders of Preferred Shares or the holders of common shares.

NOTE 9 - INTEREST RATE TRANSACTIONS

The Fund may enter into interest rate swap or cap transactions to attempt to protect itself from increasing dividend or interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the Fund's net asset value. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated receipts under the swap or cap to offset the dividend or interest payments on the Fund's leverage. At the time an interest rate swap or cap reaches its scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap or cap early due to the Fund failing to maintain a required 200% asset coverage of the liquidation value of the outstanding Preferred Shares or the Fund loses its credit rating on its Preferred Shares, then the Fund could be required to make a termination payment, in addition to redeeming all or some of the Preferred Shares. Net unrealized gains

                                             Convertible and High Income Fund
                              Notes to Financial Statements SEMIANNUAL REPORT 43

Notes to Financial Statements (Unaudited)

are reported as an asset and net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Details of the swap agreements outstanding as April 30, 2006 were as follows:

                                                                               UNREALIZED
                TERMINATION        NOTIONAL     FIXED RATE   FLOATING RATE    APPRECIATION
COUNTERPARTY        DATE         AMOUNT (000)  (FUND PAYS)  (FUND RECEIVES)  (DEPRECIATION)
------------  ----------------  -------------  -----------  ---------------  --------------
Citibank NA   October 27, 2006  $  100,000          2.80%   1month LIBOR     $    1,163,990
Citibank NA   October 27, 2007     200,000          3.27%   1month LIBOR          5,595,198
Citibank NA   October 27, 2008     100,000          3.65%   1month LIBOR          3,629,240
                                                                             --------------
                                                                             $   10,388,428
                                                                             ==============

NOTE 10 - SECURITIES LENDING

During the six months ended April 30, 2006, the Fund loaned certain of their securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, Calamos Advisors and the security lending agent will monitor the creditworthiness of the firms to which the Fund lends securities. At April 30, 2006, the Fund had securities valued at $174,814,583 that were on loan to broker-dealers and banks and $178,847,951 in cash or cash equivalent collateral.

    Convertible and High Income Fund
44  SEMIANNUAL REPORT Notes to Financial Statements

                                     Notes to Financial Statements (Unaudited)

NOTE 11 - SUBSEQUENT EVENT

The Fund completed a secondary public offering on June 20, 2006. The Fund issued 3,900,000 common shares of beneficial interest ("common shares") at a public offering price of $16.10 per share, totaling approximately $62.8 million. The Fund has granted the underwriters the right to purchase up to an additional 570,000 common shares at the public offering price, less the sales load, within 30 days of June 15, 2006 to cover over-allotments.

                                             Convertible and High Income Fund
                              Notes to Financial Statements SEMIANNUAL REPORT 45

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                       Six Months
                                                          Ended                          May 28, 2003*
                                                        April 30,    For the Year Ended    through
                                                       (unaudited)      October 31,       October 31,
                                                       -----------------------------------------------
                                                          2006        2005        2004        2003
                                                       -----------  --------   ---------  ------------
Net asset value, beginning of period                   $  15.21     $  15.47   $   14.80  $   14.32(a)

Income from investment operations:
 Net investment income (loss)                              0.68         1.49        1.60       0.44

 Net realized and unrealized gain (loss) from
  investments, foreign currency and interest rate
  swaps                                                    0.63        (0.09)       0.63       0.46

Dividends to preferred shareholders from:
 Net investment income (common share equivalent basis)    (0.12)       (0.20)      (0.10)     (0.02)

 Capital gains (common share equivalent basis)            (0.02)          --

Total from investment operations                           1.17         1.20        2.13       0.88

Less dividends to common shareholders from:
 Net investment income                                    (0.61)       (1.34)      (1.46)     (0.37)

 Capital gains                                            (0.21)       (0.12)         --         --

Capital charge resulting from issuance of common
 and preferred shares                                        --           --          --      (0.03)

Net asset value, end of period                         $  15.56     $  15.21   $   15.47  $   14.80

Market value, end of period                            $  16.02     $  15.52   $   16.74  $   16.00

Total investment return based on (b):

Net asset value                                            7.88%        7.99%      14.91%      5.92%

Market value                                               8.85%        1.83%      15.02%      9.36%

Ratios and supplemental data:

Net assets applicable to common shareholders,
 end of period (000's omitted)                         $970,176     $940,736   $ 945,037  $ 891,152

Preferred shares, at redemption value ($25,000
 per share liquidation preference) (000's omitted)     $430,000     $430,000   $ 430,000  $ 430,000

Ratios to average net assets applicable to common shareholders:

 Net expenses (c)(d)                                       1.21%        1.23%       1.25%      1.11%

 Gross expenses prior to waiver of expenses by
   the advisor (c)(d)                                      1.36%        1.38%       1.40%      1.24%

 Net investment income (loss) (c)(d)                       8.86%        9.55%      10.56%      7.85%

 Preferred share dividends (c)                             1.61%        1.30%       0.65%      0.34%

 Net investment income (loss), net of preferred
   share dividends (c)                                     7.25%        8.25%       9.91%      7.51%

Portfolio turnover rate                                      17%          55%         27%        20%

Asset coverage per preferred share, at end of          $ 81,431     $ 79,708   $  79,952  $  76,811
 period (e)

*     Commencement of operations.

(a) Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)   Annualized for periods less than one year.

(d)   Does not reflect the effect of dividend payments to Preferred
      Shareholders.

(e) Calculated by subtracting the Fund's total liabilities (not including Preferred Shares) from the Fund's total assets and dividing this by the number of Preferred Shares outstanding.

    Convertible and High Income Fund
46  SEMIANNUAL REPORT Financial Highlights

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of CALAMOS Convertible and High Income Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of CALAMOS Convertible and High Income Fund (the "Fund") as of April 30, 2006, and the related statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund's management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets for the year ended October 31, 2005 and the financial highlights for each of the two years then ended October 31, 2005 and for the period from May 28, 2003 (commencement of operations) through October 31, 2003; and in our report dated December 16, 2005, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

/s/ (DELOITTE & TOUCHE LLP)
---------------------------

Chicago, Illinois
June 21, 2006

                                            Convertible and High Income Fund
   Report of Independent Registered Public Accounting Firm SEMIANNUAL REPORT  47

Other Information (Unaudited)

RESULTS OF SHAREHOLDER MEETING. The Annual Meeting of Shareholders of the Fund was held on March 30, 2006 where shareholders voted on the elections of trustees. With regard to the election, each trustee standing for election was elected by the shareholders as follows:

                                                 # OF COMMON
TRUSTEES                                     AND PREFERRED SHARES
--------                                   ------------------------
                                               FOR         WITHHELD
                                           ----------      --------
Joe F. Hanauer                             60,209,710       477,803
John E. Neal                               60,267,281       420,232
David D. Tripple                           60,296,559       390,954

The other trustees of the Fund whose terms did not expire in 2006 are John P. Calamos, Sr., Nick P. Calamos, Weston W. Marsh, William R. Rybak, and Stephen B. Timbers.

    Convertible and High Income Fund
48  SEMIANNUAL REPORT Other Information

About Closed-End Funds

WHAT IS A CLOSED-END FUND?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund's Board of Directors.

ADVANTAGES OF CLOSED-END FUND INVESTING

- DEFINED ASSET POOL ALLOWS EFFICIENT PORTFOLIO MANAGEMENT--Although closed-end fund shares trade actively on a securities exchange, this doesn't affect the closed-end fund manager because there are no new investors buying into or selling out of the fund's portfolio.

- MORE FLEXIBILITY IN THE TIMING AND PRICE OF TRADES--Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

- LOWER EXPENSE RATIOS--The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

- CLOSED-END STRUCTURE MAKES SENSE FOR LESS-LIQUID ASSET CLASSES--A closed-end structure makes sense for investors considering less liquid asset classes, such as high-yield bonds or micro-cap stocks.

- ABILITY TO PUT LEVERAGE TO WORK--Closed-end funds may issue senior securities (such as preferred stock or debentures) or borrow money to "leverage" their investment positions.

-     NO MINIMUM INVESTMENT REQUIREMENTS

                                            Convertible and High Income Fund
                                     About Closed-End Funds SEMIANNUAL REPORT 49

Leverage

USING LEVERAGE TO ENHANCE TOTAL RETURN

Closed-end funds can use leverage which, utilizes borrowed money to increase the return on invested capital. The Fund will invest the borrowed assets into securities, which we believe will provide a greater total return to investors than the cost of the borrowing.

HIGHLIGHTS ON LEVERAGE

- Leveraging the portfolio allows the investment team to potentially enhance the income and total returns of the Fund.

- In a rising-rate environment, the cost of leverage often increases; however, the investment team has locked in the cost of leverage for a longer term. In leveraged closed-end funds that invest in interest-rate sensitive securities (high-quality traditional fixed income), rising rates can hurt a fund in two ways: first, the cost of leverage increases; second, the value of securities drops.

- This portfolio does not have notable sensitivity to rising interest rates. Much of the cost of leverage has been locked in, and the portfolio seeks to invest in securities that should be more economically sensitive and less interest rate sensitive.

MANAGING THE INTEREST RATE RISK OF LEVERAGE

In general, leverage can expose a closed-end fund to the risk of fluctuations in short-term interest rates. As we discussed in the Investment Team Interview, Calamos Investments has taken steps to mitigate some of this risk to our shareholders. Specifically, we hedged the Fund's preferred shares (used these shares as principal) to enter into interest rate swap agreements. In its simplest form, an interest rate swap involves two parties agreeing to exchange or "swap" one set of cash flows for another set. In essence, the agreement allows a party that desires to avoid a variable rate (Calamos) to pay a fixed rate to a party that desires variability.

THE DEALER MARKET FOR INTEREST RATE SWAPS

[FLOW CHART]

Under these agreements, the Fund pays a potentially higher rate for borrowing initially, but that rate is fixed for a period of three to five years, thereby potentially reducing the interest costs that the Fund would otherwise pay over the period based on a floating or variable rate. To learn more about the use of leverage and interest rate swaps, visit our special report titled "Using Leverage and Interest Rate Swaps in Today's Market" at www.calamos.com/closedend.aspx.

    Convertible and High Income Fund
50  SEMIANNUAL REPORT Leverage

Level Rate Distribution Policy

USING A LEVEL RATE DISTRIBUTION POLICY TO PROMOTE
DEPENDABLE INCOME AND TOTAL RETURN

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV. Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

                                            Convertible and High Income Fund
                            Level Rate Distribution Policy SEMIANNUAL REPORT  51

Automatic Dividend Reinvestment Plan

MAXIMIZING INVESTMENT WITH AN AUTOMATIC DIVIDEND REINVESTMENT PLAN

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

BENEFITS

- COMPOUNDED GROWTH: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

- POTENTIAL FOR LOWER COMMISSION COSTS: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

- CONVENIENCE: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800-432-8224 or visit us on the web at www.calamos.com/chy.aspx. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We're pleased to provide our shareholders with the additional benefit of the Fund's Dividend Reinvestment Plan and hope that it may serve your financial plan.

    Convertible and High Income Fund
52  SEMIANNUAL REPORT Automatic Dividend Reinvestment Plan

Calamos Closed-End Funds

INTELLIGENT ASSET ALLOCATION IN FOUR DISTINCT CLOSED-END FUNDS

Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to help further diversify your investment portfolio.

Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

FUND ASSET ALLOCATION AS OF 4/30/06 FUND PROFILE

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND (CHI)

[PIE CHART]

CONVERTIBLE SECURITIES        46.3%
HIGH YIELD/CORPORATE BONDS    53.5%
SHORT-TERM INVESTMENTS         0.2%

PROVIDING ENHANCED FIXED INCOME

OBJECTIVE: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND (CHY)

[PIE CHART]

CONVERTIBLE SECURITIES        40.3%
HIGH YIELD/CORPORATE BONDS    58.5%
SHORT-TERM INVESTMENTS         1.2%

PROVIDING ENHANCED FIXED INCOME

OBJECTIVE: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

CALAMOS STRATEGIC TOTAL RETURN FUND (CSQ)

[PIE CHART]

COMMON STOCK                  42.3%
CONVERTIBLE SECURITIES        30.8%
HIGH YIELD/CORPORATE BONDS    25.7%
SHORT-TERM INVESTMENTS         1.2%

PROVIDING DEFENSIVE EQUITY

OBJECTIVE: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and high-yield securities.

CALAMOS GLOBAL TOTAL RETURN FUND (CGO)

[PIE CHART]

COMMON STOCK                  54.0%
CONVERTIBLE SECURITIES        17.4%
HIGH YIELD/CORPORATE BONDS    28.3%
SHORT-TERM INVESTMENTS         0.3%

PROVIDING DEFENSIVE GLOBAL EQUITY

OBJECTIVE: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and high-yield securities.

                                             Convertible and High Income Fund
                                   Calamos Closed-End Funds SEMIANNUAL REPORT 53

                           [CALAMOS INVESTMENTS LOGO]

      CALAMOS INVESTMENTS | 2020 CALAMOS COURT | NAPERVILLE, IL 60563-2787
                         800.582.6959 | www.calamos.com

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling (800) 582-6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn:
Client Services, 2020 Calamos Court, Naperville, IL 60563 and by visiting the SEC's Web site at www.sec.gov. The Fund's proxy voting record for the twelve month period ended June 30, 2005, is also available free of charge upon request by calling or writing Calamos Investments and by visiting the SEC Web site at www.sec.gov.

The Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Investments or by visiting the SEC website. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (202) 942-8090.

FOR 24 HOUR SHAREHOLDER ASSISTANCE
800.432.8224

TO OBTAIN INFORMATION
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISOR
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

FUND ACCOUNTING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

CUSTODIAN AND TRANSFER AGENT
The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, IL

              (C) 2006 Calamos Holdings LLC. All Rights Reserved.
      Calamos(R), CALAMOS INVESTMENTS(R), Strategies for Serious Money(R) and the Calamos(R) logo are registered trademarks of Calamos Holdings LLC.

                                                                CHYSAN 1791 2006

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


                                                            (C) TOTAL
                              (A)                            NUMBER OF         (D) MAXIMUM
                             TOTAL                          SHARES (OR         NUMBER (OR
                             NUMBER          (B)              UNITS)           APPROXIMATE
                               OF          AVERAGE         PURCHASED AS     DOLLAR VALUE) OF
                             SHARES         PRICE            PART OF        SHARES (OR UNITS)
                              (OR          PAID PER         PUBLICLY         THAT MAY YET BE
                             UNITS)         SHARE           ANNOUNCED        PURCHASED UNDER
                            PURCHAS          (OR            PLANS OR          THE PLANS OR
         PERIOD               ED            UNIT)           PROGRAMS            PROGRAMS
-------------------------   -------        --------         ------------    -----------------
November 1 to November 30     N/A            N/A               N/A                   N/A
December 1 to December 31     N/A            N/A               N/A                   N/A
January 1 to January 31       N/A            N/A               N/A                   N/A
February 1 to February 28     N/A            N/A               N/A                   N/A
March 1 to March 31           N/A            N/A               N/A                   N/A
April 1 to April 30           N/A            N/A               N/A                   N/A
Total                         N/A            N/A               N/A                   N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics -- Not Applicable

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Convertible and High Income Fund

By:    /s/ John P. Calamos, Sr.
       -----------------------------
Name:  John P. Calamos, Sr.
Title: Principal Executive Officer
Date:  June 29, 2006

By:    /s/ Patrick H. Dudasik
       -------------------------------
Name:  Patrick H. Dudasik
Title: Principal Financial Officer
Date:  June 29, 2006

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Convertible and High Income Fund

By:    /s/ John P. Calamos, Sr.
       ----------------------------
Name:  John P. Calamos, Sr.
Title: Principal Executive Officer
Date:  June 29, 2006

By:    /s/ Patrick H. Dudasik
       -----------------------------
Name:  Patrick H. Dudasik
Title: Principal Financial Officer
Date:  June 29, 2006